UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Commission File No. 0-29643

GRANITE CITY FOOD & BREWERY LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GRANITE CITY FOOD & BREWERY LTD.
5831 Cedar Lake Road
St. Louis Park, Minnesota 55416

September 8, 2005

Dear Shareholder:

I am pleased to invite you to attend the annual meeting of shareholders of Granite City Food & Brewery Ltd., to be held at the Minneapolis Hilton and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, on October 11, 2005, at 3:00 p.m. central time. Details regarding the business to be conducted are more fully described in the accompanying notice of annual meeting and proxy statement. Also enclosed in this package is a proxy card for you to record your vote and a return envelope for your proxy card.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. Voting will ensure your representation at the meeting, if you do not attend in person. If you do attend in person, you may withdraw your proxy and vote personally on any matters brought properly before the meeting.

Sincerely,
GRANITE CITY FOOD & BREWERY LTD.

Steven J. Wagenheim
President and Chief Executive Officer

GRANITE CITY FOOD & BREWERY LTD.
5831 Cedar Lake Road
St. Louis Park, Minnesota 55416

NOTICE
OF
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 11, 2005

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Granite City Food & Brewery Ltd., a Minnesota corporation, will be held at the Minneapolis Hilton and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, on October 11, 2005, at 3:00 p.m. central time, for the following purposes, as more fully described in the accompanying proxy statement:

1.                To elect seven directors for the ensuing year and until their successors shall be elected and duly qualified;

2.                To ratify the appointment of Schechter, Dokken, Kanter, Andrews & Selcer Ltd. as our independent registered public accounting firm for the fiscal year ending December 27, 2005; and

3.                To consider such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on August 31, 2005, are entitled to notice of, and to vote at, the meeting. Whether or not you expect to attend the meeting in person, please mark, date and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Proxies may be revoked at any time before they are exercised and, if you attend the meeting in person, you may withdraw your proxy and vote personally on any matter brought properly before the meeting.

Sincerely,
GRANITE CITY FOOD & BREWERY LTD.

Steven J. Wagenheim
President and Chief Executive Officer

St. Louis Park, Minnesota

September 8, 2005

GRANITE CITY FOOD & BREWERY LTD.
5831 Cedar Lake Road
St. Louis Park, Minnesota 55416

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 11, 2005

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement is furnished by the board of directors of Granite City Food & Brewery Ltd. and contains information relating to the annual meeting of our shareholders to be held on October 11, 2005, beginning at 3:00 p.m. central time, at the Minneapolis Hilton and Towers, located at 1001 Marquette Avenue, Minneapolis, Minnesota 55403. This proxy statement and accompanying proxy card are being distributed on or about September 8, 2005.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will vote on the following two items of business:

1.                The election of seven directors for the ensuing year and until their successors shall be elected and duly qualified; and

2.                Ratification of the appointment of Schechter, Dokken, Kanter, Andrews Selcer Ltd. as our independent registered public accounting firm (“independent auditors”) for the fiscal year ending December 27, 2005.

You will also vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

What are the board’s recommendations?

Our board of directors recommends that you vote:

•       FOR election of each of the seven nominees for director (see Proposal 1);

•       FOR ratification of the appointment of Schechter, Dokken, Kanter, Andrews & Selcer Ltd. as our independent auditors for the fiscal year ending December 27, 2005 (see Proposal 2).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

What shares are entitled to vote?

As of August 31, 2005, the record date for the meeting, we had 11,699,785 shares of common stock outstanding. Each share of our common stock outstanding on the record date is entitled to one vote on all items being voted on at the meeting. You can vote all the shares that you owned on the record date. These shares include (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a stockbroker, bank or other nominee. Shareholders do not have the right to cumulate votes in the election of directors.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record.   If your shares are registered directly in your name with our transfer agent, Wells Fargo Shareowner Services, you are considered, with respect to those shares, the shareholder of record, and we are sending these proxy materials directly to you. As the shareholder of record, you have the right to grant your voting proxy directly to the named proxy holder or to vote in person at the meeting. We have enclosed a proxy card for you to use.

Beneficial Owner.   If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Who can attend the meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to August 31, 2005, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. Registration and seating will begin at 2:30 p.m. Cameras, recording devices and other similar electronic devices will not be permitted at the meeting.

How can I vote my shares in person at the annual meeting?

Shares held in your name as the shareholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the annual meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Can I change my vote or revoke my proxy after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change the votes you cast or revoke your proxy at any time before the votes are cast at the meeting by (1) delivering a written notice of your revocation to our corporate secretary at our principal executive office, (2) executing and delivering a later dated proxy, or (3) appearing in person at the meeting, filing a written notice of revocation with our corporate secretary and voting in person the shares to which the proxy relates. Any written notice or later dated proxy should be delivered to Granite City Food & Brewery Ltd., 5831 Cedar Lake Road, St. Louis Park, Minnesota 55416, Attention:  Monica A. Underwood, or hand-delivered to Ms. Underwood before the vote at the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of at least a majority of the shares of our common stock outstanding as of the record date will constitute a quorum. There must be a quorum for any action to be taken at the meeting (other than an adjournment or postponement of the meeting). If you submit a properly executed proxy card, even if you abstain from voting, then your shares will be counted for purposes of determining the presence of a quorum. If a broker indicates on a proxy that it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as “broker non-votes,” those shares will still be counted for purposes of determining the presence of a quorum at the meeting.

What vote is required to approve each item?

Election of Directors.   Assuming the presence of a quorum, the seven persons receiving the highest number of “FOR” votes will be elected as directors.

Other Items.   For each other item to be considered at the annual meeting, assuming the presence of a quorum, the affirmative vote of the majority of votes cast in person or by proxy on the matter (excluding broker non-votes) will be required for approval. Abstentions will be considered for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

If you hold your shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owners and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes will not have any effect on the outcome of the vote.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or brokerage account. You should sign and return all proxies for each proxy card that you receive in order to ensure that all of your shares are voted.

How can I vote on each of the proposals?

In the election of directors, you may vote FOR each of the seven nominees, or your vote may be WITHHELD with respect to any or all of the nominees. For each other matter, you may vote FOR or AGAINST the proposal, or you may indicate that you wish to ABSTAIN from voting on the proposal.

Each of your shares will be voted according to your directions on the proxy card. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of our board of directors (FOR each of the seven nominees for director named in the proxy statement and FOR the other proposal).

Who will count the proxy votes?

Votes will be counted by our transfer agent, Wells Fargo Shareowner Services, which has been appointed to act as the inspector of election for the annual meeting.

How will voting on any other business be conducted?

We do not expect any matters to be presented for a vote at the meeting other than the two matters described in this proxy statement. If you grant a proxy, either of the officers named as proxy holder, Steve J. Wagenheim or Monica A. Underwood, or their nominee(s) or substitute(s), will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the meeting. If a nominee is not available as a candidate for director, the persons named as proxy holders will vote your proxy for another candidate nominated by our board of directors.

Who is paying for this proxy solicitation?

We will pay the expenses incurred in connection with the solicitation of proxies. We are soliciting proxies principally by mail. In addition, our directors, officers and regular employees may solicit proxies personally, by telephone, by facsimile or by e-mail, for which they will receive no consideration other than their regular compensation. We will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of shares held as of the record date and will reimburse such persons for their reasonable expenses so incurred.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of August 31, 2005, by (a) each person who is known to us to own beneficially more than five percent of our common stock, (b) each director, (c) our Named Executive Officers (as defined herein), and (d) all executive officers and directors as a group. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to such shares. Except as described elsewhere herein, we know of no agreements among our shareholders that relate to voting or investment power with respect to our common stock.

	Shares		Percent
Name and Address of	Beneficially		of Common
Beneficial Owner(1)	Owned		Stock(2)
Steven J. Wagenheim(3)(4)	2,081,263	(5)	17.3%
Arthur E. Pew III(3)	1,947,451	(6)	16.4%
William E. Burdick(3)	1,712,750	(7)	14.6%
Brewing Ventures LLC	1,662,500		14.2%
Bluestem Capital Partners III Limited Partnership(8)	1,481,780	(9)	12.7%
Perkins Capital Management, Inc.(10)	1,015,790	(11)	8.6%
Andrew J. Redleaf (12)(13)	900,956	(14)	7.6%
Whitebox Intermarket Partners, L.P.(13)	646,153	(14)	5.4%
Eugene E. McGowan(15)(16)	380,595	(17)	3.2%
Timothy R. Cary	230,500	(18)	1.9%
Dermot F. Rowland	113,381	(19)	1.0%
Bruce H. Senske	98,033	(20)	*
James G. Gilbertson	73,500	(21)	*
James J. Hughes	50,000	(18)	*
All directors and executive officers as a group (11 persons)(22)	3,479,973	(23)	26.9%

      *       Represents less than one percent.

  (1)       Unless otherwise indicated, the address of each shareholder is c/o Granite City Food & Brewery Ltd., 5831 Cedar Lake Road, St. Louis Park, Minnesota 55416.

  (2)       Percent of common stock is based on 11,699,785 shares of common stock issued and outstanding on August 31, 2005. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to securities. Securities “beneficially owned” by a person may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the option or right to acquire within 60 days of August 31, 2005. Shares issuable pursuant to the exercise of warrants and the exercise of options are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person.

  (3)       Messrs. Wagenheim, Pew and Burdick, three members of our board of directors, are members of Brewing Ventures LLC who collectively own 75% of its membership interests. As a result, they may be deemed to be the indirect beneficial owners of the securities it holds. The number of shares reported herein as beneficially owned by such individuals includes the securities held by Brewing Ventures.

  (4)       Mr. Wagenheim owns 70% of New Brighton Ventures, Inc. As a result, he may be deemed to be the indirect beneficial owner of the securities it holds. The number of shares reported herein as beneficially owned by Mr. Wagenheim includes the securities held by New Brighton Ventures.

  (5)       Includes 167,500 shares purchasable by Mr. Wagenheim pursuant to the exercise of options and 130,053 shares purchasable by New Brighton Ventures pursuant to the exercise of Class A Warrants.

  (6)       Includes (a) 100 shares owned by Mr. Pew’s spouse, (b) 400 shares owned by trusts for the benefit of Mr. Pew’s grandchildren, over which Mr. Pew is sole trustee, (c) 104,045 shares purchasable by Mr. Pew pursuant to the exercise of Class A Warrants, (d) 60,000 shares purchasable by Mr. Pew pursuant to the exercise of options, (e) 107 shares purchasable pursuant to the exercise of Class A Warrants owned by Mr. Pew’s spouse, and (f) 429 shares purchasable pursuant to the exercise of Class A Warrants owned by trusts for the benefit of Mr. Pew’s grandchildren, over which Mr. Pew is sole trustee.

  (7)       Includes 50,250 shares purchasable by Mr. Burdick pursuant to the exercise of options.

  (8)       The address of this shareholder is 122 South Phillips Avenue, Suite 300, Sioux Falls, SD 57104.

  (9)       As set forth in Schedule 13D/A filed with the SEC by Bluestem Capital Partners III Limited Partnership on February 24, 2005.

(10)       The address of this shareholder is 730 East Lake Street, Wayzata, MN 55391.

(11)       As set forth in Schedule 13G filed with the SEC by Perkins Capital Management, Inc. on February 10, 2005. The Schedule 13G reports that these shares are owned by investment advisory clients of Perkins Capital Management. The Schedule 13G reports that these shares represent: (a) 441,535 shares over which such entity has sole voting power and (b) 1,015,790 shares over which such entity has sole dispositive power.

(12)       Based upon his Schedule 13G, filed December 9, 2004, Mr. Redleaf has beneficial ownership or control of Whitebox Intermarket Partners. The number of shares reported herein as beneficially owned by Mr. Redleaf includes securities held by Whitebox.

(13)       The address of this shareholder is 3033 Excelsior Blvd., Suite 300, Minneapolis, MN 55416.

(14)       Includes 184,615 shares purchasable by Whitebox upon the exercise of warrants.

(15)       Mr. McGowan, a member of our board of directors, has a business relationship with Granite Partners, L.L.C. such that he may be deemed to be the indirect beneficial owner of the securities held by such entity. The number of shares reported herein as beneficially owned by Mr. McGowan therefore includes 15,128 shares held by Granite Partners and 170,215 shares purchasable by Granite Partners pursuant to the exercise of warrants.

(16)       The address of this shareholder is 308 E. Pennbrook Circle, Sioux Falls, SD 57108.

(17)       Includes 30,000 shares purchasable by Mr. McGowan pursuant to the exercise of options.

(18)       Consists of shares purchasable upon the exercise of options.

(19)       Includes 6,400 shares purchasable by Mr. Rowland pursuant to the exercise of warrants and 15,000 shares purchasable by Mr. Rowland pursuant to the exercise of options.

(20)       Includes (a) 6,706 shares purchasable by Mr. Senske pursuant to the exercise of Class A Warrants, (b) 60,000 shares purchasable by Mr. Senske pursuant to the exercise of options, and (c) 4,308 shares purchasable by Mr. Senske pursuant to the exercise of warrants.

(21)       Includes 28,500 shares purchasable by Mr. Gilbertson pursuant to the exercise of options.

(22)       Includes securities held by Brewing Ventures, New Brighton Ventures, Granite Partners, Mr. Pew’s spouse, and trusts for the benefit of Mr. Pew’s grandchildren.

(23)       Includes (a) 241,340 shares purchasable pursuant to the exercise of Class A Warrants, (b) 180,923 shares purchasable pursuant to the exercise of warrants, and (c) 809,250 shares purchasable upon the exercise of options.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Nominees

Seven persons have been nominated for election as directors at the annual meeting, all of whom currently serve as directors. Our directors are elected annually, by a plurality of the votes cast, to serve until the next annual meeting of shareholders and until their respective successors are elected and duly qualified. There are no familial relationships between any director or officer.

Required Vote

The seven nominees receiving the highest number of affirmative votes of the shares entitled to vote at the annual meeting shall be elected to the board of directors. An abstention will have the same effect as a vote withheld for the election of directors and a broker non-vote will not be treated as voting in person or by proxy on the proposal. Set forth below is certain information concerning the nominees for the board of directors. The board of directors recommends that shareholders vote FOR the nominees listed below.

Name	Age	Principal Occupation	Position with Company	Director Since
William E. Burdick	64	Chairman of the Board,	Chairman of the Board,	1997
		Brewmaster and	Brewmaster and Director
		Director of Granite City
Steven J. Wagenheim	51	President, Chief	President, Chief	1997
		Executive Officer and	Executive Officer and
		Director of Granite City	Director
James G. Gilbertson(1)	44	Private Investor	Director	1999
Eugene E. McGowan(2)(3)	69	President and Chief	Director	2003
		Executive Officer of The
		McGowan Group
Arthur E. Pew III(2)(3)	72	Private Investor	Director	1997
Dermot F. Rowland(1)(3)	68	Private Investor	Director	2004
Bruce H. Senske(1)(2)	50	Managing Director	Director	1999
		and Co-Founder of Genoa
		Business Advisors LLC

(1)          Member of the audit committee

(2)          Member of the compensation committee.

(3)          Member of the corporate governance and nominating committee.

Business Experience

William E. Burdick, Chairman of the Board, Brewmaster and director, is one of our founders. Mr. Burdick has over 30 years of experience in the restaurant, hospitality and brewing industry in both corporate and private ownership positions. Mr. Burdick was the President and shareholder of Sherlock’s Home Restaurant Pub and Brewery from 1989 through 2002. Mr. Burdick is a brewing chemist who writes for several brewing publications and lectures widely on brewing, brewing history and brewing science.

Steven J. Wagenheim, President, Chief Executive Officer and director, is also one of our founders. Mr. Wagenheim has over 25 years of hospitality industry experience as corporate executive, owner/operator, manager and consultant for hotels, resorts, and individual and multi-unit restaurant operations. Mr. Wagenheim is the Chief Executive Officer and principal shareholder of New Brighton Ventures, Inc., which operates a Champps Americana restaurant in New Brighton, Minnesota. Since 1989, Mr. Wagenheim has been involved in the expansion and operations of Champps restaurants, holding positions with Champps Entertainment, Inc., Champps Development Group, Inc. and Americana Dining Corporation.

James G. Gilbertson became one of our directors in November 1999. Mr. Gilbertson served as Chief Financial Officer of Navarre Corporation, a major distributor of music, software, video games, interactive CD-ROM products and DVD videos, from January 2001 to July 2005. Mr. Gilbertson held various positions at iNTELEFILM Corporation, an entity engaged in television commercial production, from July 1992 through January 2001, including serving as Co-President from August 2000 through January 2001, Chief Operating Officer from April 1996 through January 2001, and Chief Financial Officer from July 1992 through December 1999. Mr. Gilbertson served as a Chief Operating Officer of Harmony Holdings, Inc., a corporation involved in the production of television commercials, music videos and related media, from April 1998 through January 2001. He also served as Chief Executive Officer, President and a director of webADTV.com, Inc., a corporation involved in internet enabling the advertising campaign process, from January 2000 through January 2001.

Eugene E. McGowan became one of our directors in 2003. Since 2001, Mr. McGowan has been the President and Chief Executive Officer of The McGowan Group which provides consulting in the areas of strategic planning, business development, sales, training and marketing. In 1985, he joined Piper Jaffray, Inc. and in 1999 was promoted to Chief Operating Officer of Individual Investor Services with US Bancorp Piper Jaffray where he directed the day-to-day activities of over one hundred branch offices. Mr. McGowan has a business relationship with Granite Partners, L.L.C., one of our shareholders. For more information regarding Mr. McGowan’s relationship with Granite Partners, please review “Security Ownership of Certain Beneficial Owners and Management” and “Certain Relationships and Related Transactions.”

Arthur E. Pew III became one of our directors in August 1997. Retired since 1990, Mr. Pew served as a director of the Pew Charitable Trusts and the Glenmede Trust Company, N.A., both in Philadelphia, Pennsylvania, from 1996 to March 2005.

Dermot F. Rowland founded Timber Lodge Steakhouse, Inc. and served as its Chairman of the Board, Chief Executive Officer, Treasurer and Director from 1989 to 1998. Prior to forming Timber Lodge, Mr. Rowland was involved in the formation and management of Homestyle Buffets, Inc. He co-founded Homestyle in 1986 and served as its Chairman of the Board, President and Chief Executive Officer until 1991. From 1973 to 1986, Mr. Rowland served as President of Rowland Companies, Inc., and its subsidiary, Diversified Construction Company, a general contractor, in such capacity he assisted in the site selection, architectural planning and design, and was responsible for the development of various building projects including restaurants for chains such as Buffets, Inc., Godfather Pizza and Red Lobster.

Bruce H. Senske became one of our directors in November 1999. Over the last six years, he has been part of the senior management teams of more than 15 businesses. Mr. Senske is the Managing Director and co-founder of Genoa Business Advisors LLC, a management advisory firm advising mid- market companies in the areas of operations, finance and organizational design and development. Between June 2001 and January 2003, Mr. Senske co-founded and was a managing director of Volition Advisory Group, LLC, a management advisory firm specializing in assisting companies in transition. From June 1998 until May 2001, Mr. Senske was a Managing Partner at Manchester Companies, a private investment and management-consulting firm formed in 1993. From September 1999 to September 2000, he served as

Interim Chief Executive Officer of Telident, Inc., an entity which designed, manufactured and marketed proprietary hardware and software systems to provide the exact location of a 911 telephone call. Mr. Senske served as President, Chief Executive Officer, Chief Financial Officer and Treasurer of U-Ship, Inc., a NASDAQ company, from 1993 to 1998.

Board Meetings and Committees

The board of directors held seven meetings during our last fiscal year. Each of the incumbent directors attended all of the meetings of the board and of those committees on which he served. The board of directors has also established audit, compensation, and corporate governance and nominating committees, all of which consist of only non-employee directors. Current copies of the charters of the audit committee, the compensation committee and the corporate governance and nominating committee may be found on our website at www.gcfb.net and are available in print upon written request to Granite City Food & Brewery Ltd., 5831 Cedar Lake Road, St. Louis Park, Minnesota 55416, Attention: Monica A. Underwood, Interim Chief Financial Officer and Corporate Controller. Current copies of the charters of the audit committee and the corporate governance and nominating committee also appeared as appendices to the proxy statement for our 2004 annual meeting of shareholders.

The audit committee, which consists of Messrs. Gilbertson, Rowland and Senske, is responsible for (a) assisting the board in fulfilling its responsibility to oversee (1) the accounting and financial reporting processes of our company and the audits of our company’s financial statements, including the integrity of our company’s financial statements, (2) our company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of our company’s independent registered public accounting firm, and (b) preparing the audit committee report that is required by the rules of the SEC to be included in our company’s annual proxy statement. The members of our audit committee are independent, as independence is defined by applicable NASD listing standards. In addition, each member of our audit committee is independent as defined in Exchange Act Rule 10A-3. The audit committee met six times during our last fiscal year.

The compensation committee, which consists of Messrs. McGowan, Pew and Senske, determines and establishes the salaries, bonuses and other compensation of our executive officers. The members of our compensation committee are independent, as independence is defined by applicable NASD listing standards. The compensation committee met once during our last fiscal year.

The corporate governance and nominating committee, which consists of Messrs. McGowan, Pew and Rowland, monitors the implementation and operation of our company’s corporate governance guidelines; reviews the adequacy of the corporate governance guidelines and makes recommendations to the board with respect to appropriate modifications; identifies and reviews measures to strengthen the operation of the corporate governance guidelines; prepares and supervises the implementation of the board’s annual reviews of director independence and the board’s performance; oversees the board’s processes for evaluation of management; identifies, reviews and evaluates candidates for election as director who meet the standards set forth in the corporate governance guidelines; advises the board with respect to other matters relating to the governance of our company; and carries out such other tasks as the board may from time to time delegate to the committee. The members of our corporate governance and nominating committee are independent, as independence is defined by applicable NASD listing standards. The corporate governance and nominating committee met once during our last fiscal year.

Audit Committee Matters

We have a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. James G. Gilbertson, Bruce H. Senske and Dermot F. Rowland are the members of our audit committee.

Under applicable Nasdaq Marketplace Rules, each member of our audit committee must (i) be independent as defined under Nasdaq Marketplace Rule 4200(a)(15); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act; (iii) not have participated in the preparation of the financial statements of the company or any current subsidiary of the company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. Our board of directors has determined that Messrs. Gilbertson, Senske and Rowland meet the applicable requirements. In addition, at least one member of our audit committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Our board of directors has determined that Messrs. Gilbertson, Senske and Rowland meet these requirements.

Audit Committee Financial Expert

Our board of directors has determined that James G. Gilbertson is an “audit committee financial expert” as defined in Item 401(e) of Regulation S-B.

Audit Committee Report

Our audit committee has:

•       reviewed and discussed with management the audited financial statements with respect to the fiscal year ended December 28, 2004;

•       discussed with Schechter, Dokken, Kanter, Andrews & Selcer Ltd. the matters required to be discussed by Statement on Auditing Standards No. 61;

•       discussed with Schechter, Dokken, Kanter, Andrews & Selcer Ltd. their independence; and

•       received the written disclosures and the letter from Schechter, Dokken, Kanter, Andrews & Selcer Ltd. required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees).

Based on the above-referenced review and discussions, our audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 28, 2004, for filing with the SEC.

/s/ James G. Gilbertson
/s/ Dermot F. Rowland
/s/ Bruce H. Senske
The Audit Committee

Corporate Governance and Nominating Committee Procedures

The corporate governance and nominating committee identifies, reviews and evaluates candidates for election as director who meet the standards set forth in our company’s corporate governance guidelines. The committee does not evaluate proposed nominees differently depending upon who has made the recommendation; however, the committee may consider, as one of the factors in its evaluation of shareholder recommended nominees, the size and duration of the interest of the recommending shareholder or shareholder group in the equity of our company. The committee has not to date paid any third party a fee to assist in the nomination process.

The committee may consider nominees suggested by directors, management and shareholders. It is the committee’s view that the continuing service of qualified incumbents promotes stability and continuity in the boardroom. However, prior to nominating an existing director for re-election to the board, the committee will consider and review an existing director’s qualifications and performance. Where there is no qualified and available incumbent, or where there is a vacancy or a desire to increase the size of the board, the committee will identify and evaluate new candidates. The committee will solicit recommendations for nominees from persons that it believes are likely to be familiar with qualified candidates. These persons may include members of the board and management. The committee may also determine to engage a professional search firm. Based upon all available information, the committee recommends to the board candidates who, in the view of the committee, are most suited for board membership.

In making its selections, the committee will also evaluate candidates proposed by shareholders. The committee may choose not to consider an unsolicited recommendation if no vacancy exists on the board and the committee does not perceive a need to increase the size of the board. The committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Nomination Procedures

To submit a recommendation of a director candidate to the corporate governance and nominating committee, a shareholder must submit the following information in writing, addressed to the Chairman of the Committee, care of the Corporate Secretary, at the main office of Granite City Food & Brewery Ltd.:

(1)         The name of the person recommended as a director candidate;

(2)         All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Exchange Act Regulation 14A;

(3)         The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

(4)         As to the shareholder making the recommendation, the name and address, as they appear on the books of Granite City Food & Brewery Ltd., of such shareholder; provided, however, that if the shareholder is not a registered holder of common stock, the shareholder must submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the common stock; and

(5)         A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the annual meeting of shareholders, the recommendation must be received by the committee as provided under “Shareholder Proposals for 2006 Annual Meeting.”

Minimum Qualifications

The committee believes that members of the board must possess certain basic personal and professional qualities in order to properly discharge their fiduciary duties to shareholders, provide effective oversight of management, and monitor adherence to principles of sound corporate governance. It is therefore the policy of the committee that all persons nominated to serve as a director of our company should possess the following minimum qualifications:  personal integrity and ethical character; absence of conflicts of interest; fair and equal representation of our company’s constituencies; demonstrated achievement in one or more fields; ability to function effectively in an oversight role; business understanding; and availability.

In approving candidates, the committee will also assure that:  at least a majority of the directors are independent; as many as possible of the directors satisfy the financial literacy requirements for service on the audit committee; at least one of the directors qualifies as an “audit committee financial expert;” at least some of the independent directors have experience as senior executives of a public or substantial private company; and at least some of the independent directors have general familiarity with our company’s industry.

Further, the committee will seek to promote through the nomination process an appropriate diversity on the board of professional background, experience, expertise, perspective, age, gender, ethnicity and country of citizenship.

Shareholder Communications with Board Members

Our board of directors has provided the following process for shareholders to send communications to our board and/or individual directors. All communications from shareholders should be addressed to Granite City Food & Brewery Ltd., 5831 Cedar Lake Road, St. Louis Park, Minnesota 55416, Attention: Monica A. Underwood, Interim Chief Financial Officer and Corporate Controller. Communications to individual directors may also be made to such director at our company’s address. All communications sent to a member of the audit committee or to any individual director will be received directly by such individuals and will not be screened or reviewed by any company personnel. Any communications sent to the board in the care of the Chief Financial Officer will be reviewed by the Chief Financial Officer to ensure that such communications relate to the business of the company before being reviewed by the board.

All of our directors are expected to attend the annual meeting of shareholders. We generally hold a board meeting coincident with the shareholders’ meeting to minimize director travel obligations and facilitate their attendance at the shareholders’ meeting. With the exception of Eugene E. McGowan, who was unable to attend, all of our directors attended the 2004 annual meeting of shareholders.

EXECUTIVE COMPENSATION

The following table sets forth information with respect to compensation paid by us to our Chief Executive Officer and the other executive officers whose combined salary and bonus was as least $100,000 in the most recent fiscal year (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

						Long-Term
						Compensation
		Annual Compensation				Awards
					Other annual	Securities	All other
					compensation	Underlying	compensation
Name and principal position(1)	Year	Salary		Bonus	(2)	Options	(3)
Steven J. Wagenheim	2004	$163,549		$—	$16,026	—	$36,555
President, Chief Executive Officer and Director	2003 2002	119,016 —	(4)	— —	369 —	50,000 30,000	— —
Timothy R. Cary	2004	151,716		14,056	5,206	—	—
Chief Operating Officer—Restaurant Operations	2003 2002	131,677 127,355		11,175 10,950	20,800 4,800	50,000 30,000	— —
James J. Hughes	2004	151,225		13,631	5,130	—	—
Senior Vice President of Operations	2003 2002	20,452 —		2,154 —	554 —	100,000 —	— —

(1)          Mr. Wagenheim has been an executive officer of ours since our inception in June 1997, Mr. Cary became an executive officer in December 2003 and Mr. Hughes became an executive officer in December 2003.

(2)          Other annual compensation reflects auto allowances including excess mileage reimbursement which Mr. Cary received in 2003 and Mr. Wagenheim received in 2004.

(3)          Our board of directors agreed to compensate Mr. Wagenheim for his personal guarantees of loans entered into in August 2003 and January 2004. For more information on such arrangement, see “Certain Relationships and Related Transactions.”

(4)          Our board of directors established an annual salary for Mr. Wagenheim effective April 1, 2003. He received stock options as compensation for his services through March 2003.

No stock options were granted during the last fiscal year to the Named Executive Officers. No stock appreciation rights were granted during the last fiscal year.

The following table sets forth information concerning the unexercised options held by the Named Executive Officers as of the end of the last fiscal year. No options were exercised by Named Executive Officers during the last fiscal year. No stock appreciation rights were exercised by the Named Executive Officers during the last fiscal year or were outstanding at the end of that year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
OPTION VALUES

	Number of Securities Underlying Unexercised Options at FY-End		Value of Unexercised In-the-Money Options at FY-End(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Steven J. Wagenheim	80,000	45,000	$168,775	$65,475
Timothy R. Cary	218,000	45,000	379,515	65,475
James J. Hughes	25,000	75,000	55,500	166,500

(1)          Market value of underlying securities at fiscal year end ($4.88) minus the exercise price.

Compensation of Directors

On March 15, 2005, the compensation committee of the board of directors authorized a compensation arrangement with non-employee directors. Such arrangement addresses (1) annual retainer, (2) board meeting fees, (3) committee meeting fees, and (4) stock option awards. Pursuant to the arrangement, we estimate annual cash compensation for each non-employee director to be $9,250, based on attending four board meetings, one annual meeting of shareholders and three committee meetings. Non-employee directors will receive (1) an annual retainer of $6,000, paid quarterly on the first day of each quarter, (2) $500 per meeting for attending board meetings and the annual meeting of shareholders (or $250 per meeting for attendance telephonically), and (3) $250 per meeting for attending committee meetings (whether in person or telephonically). Non-employee directors will continue to receive automatic awards of stock options for the purchase of 15,000 shares of common stock per year under the 1997 Director Stock Option Plan.

Employment Contracts and Termination of Employment, and Change-in-Control Arrangements

We entered into an employment agreement with Steven J. Wagenheim in December 1999. Under the terms of the agreement, Mr. Wagenheim agreed to serve in his current office and capacity for a period of two years. The agreement contains non-competition provisions whereby Mr. Wagenheim will not acquire any direct or indirect interest in any casual dining or microbrewery business within our markets. The agreement includes a change in control provision that would entitle Mr. Wagenheim to receive severance pay equal to 18 months of salary if there is a change in control in our company and his employment terminates. We have also agreed to reimburse Mr. Wagenheim for his reasonable and necessary business expenses. The agreement permits him to participate in any fringe benefit programs for which he is eligible. We agreed with Mr. Wagenheim that no salary would be paid to him through 2002, and that compensation payable to him thereafter would be determined by our board. It was further agreed that if the compensation level we established for Mr. Wagenheim was not acceptable to him, his compensation level would be established by mediation or binding arbitration. As further consideration for the agreement, we granted non-statutory stock options to Mr. Wagenheim in 1999, 2001 and 2003. Effective April 1, 2003, we began paying an annual salary of $160,000 to such officer. At a meeting held in March 2004, our board of directors approved an increase in his annual salary to $175,000 effective July 1, 2004.

On March 15, 2005, the compensation committee of the board of directors authorized a new three-year employment and compensation arrangement with Mr. Wagenheim. The arrangement provides for a minimum base salary of $225,000, commencing January 1, 2005. Base salary increases, if any, for 2006 and 2007 will be reviewed annually by the committee, which will assess officer and company performance. The arrangement also establishes performance metrics for incentive cash compensation based on our annual business plan, whereby the amount of achievement against each objective will determine the level of incentive cash compensation for 2005. Such metrics are divided into four categories:  (1) sales revenue, (2) income from restaurant operations, (3) income from restaurant operations less general and administrative expenses and opening expenses, and (4) earnings per share. Depending upon performance, Mr. Wagenheim’s cash incentive compensation for 2005 would range from $0 for performance that achieved less than 95% of target performance on all measures, to $90,000 for performance that achieved 100% of target performance on all measures, to $125,550 for performance that achieved 105% or more of target performance on all measures. Mr. Wagenheim’s performance will be assessed pursuant to the foregoing measures on a quarterly basis. Half of any incentive cash compensation earned will be paid quarterly and the remaining half of any incentive cash compensation will be paid at year-end, following a performance versus plan reconciliation. Incentive cash compensation for 2006 and 2007 will be reviewed by the committee at a later date as annual business plans are approved by the board of directors. If the company and Mr. Wagenheim desire to continue Mr. Wagenheim’s employment beyond December 31, 2007, such employment will continue on an at-will basis, with either party having the right to terminate such employment with or without cause on not less than sixty (60) days’ prior notice. If Mr. Wagenheim’s employment continues beyond the term on an at-will basis, it will continue under the terms and conditions of the agreement, as the same may be amended from time to time, except that incentive compensation payable to Mr. Wagenheim, if any, will be only as fixed by our compensation committee. During such continuation period, Mr. Wagenheim’s compensation shall be at his monthly base compensation rate applicable on the last day of the term, for each month worked and prorated for any partial month during which his employment continues.

The compensation committee also authorized the issuance of a non-qualified stock option for the purchase of 150,000 shares of common stock to Mr. Wagenheim pursuant to the terms of our 2002 Equity Incentive Plan. The options vests to the extent of 75,000 shares upon grant, 50,000 shares upon the second anniversary of the date of grant, and 25,000 shares upon the third anniversary of the date of grant. The option is exercisable at $4.31 per share, which was the closing price of our common stock on Nasdaq on March 15, 2005. The option expires on March 15, 2015. The committee will consider stock option awards for 2006 and 2007 at a later date.

The foregoing compensation arrangement was documented in the form of a new employment agreement with Mr. Wagenheim, dated June 15, 2005. In addition to the terms set forth above, such agreement contains provisions regarding non-competition and severance substantially similar to those contained in his former employment agreement.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The audit committee has appointed Schechter, Dokken, Kanter, Andrews & Selcer Ltd. as our independent registered public accounting firm for the fiscal year ending December 27, 2005. A proposal to ratify that appointment will be presented to shareholders at the meeting. If the shareholders do not ratify such appointment, the audit committee will select another firm of independent public accountants. Representatives of Schechter, Dokken, Kanter, Andrews & Selcer Ltd. are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders in attendance.

Schechter, Dokken, Kanter, Andrews & Selcer Ltd. provided audit and non-audit services to us in 2003 and 2004, the aggregate fees and expenses of which are shown below.

Audit and Non-Audit Fees

The following table presents fees for audit and other services provided by Schechter Dokken Kanter Andrews & Selcer Ltd. for the years ended December 28, 2003, and December 28, 2004.

	Year Ended
	December 28, 2003	December 28, 2004
Audit fees(1)	$47,003	$59,408
Audit-related fees(2)	1,455	6,000
Tax fees(3)	4,500	5,550
All other fees(4)	1,750	785
Total Fees	$54,708	$71,743

(1)          Audit fees consist of fees for services provided in connection with the audit of our financial statements and reviews of our quarterly financial statements.

(2)          Audit-related fees consist of assurance and related services that include, but are not limited to, internal control reviews, attest services not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)          Tax fees consist of the aggregate fees billed for professional services rendered by Schechter Dokken Kanter Andrews & Selcer Ltd. for tax compliance, tax advice, and tax planning.

(4)          All other fees consist of fees billed for time spent assisting us with a payroll tax issue in 2003 and a financing issue in 2004.

Pre-Approval Policies and Procedures

All services provided by our independent registered public accounting firm, Schechter Dokken Kanter Andrews & Selcer Ltd., are subject to pre-approval by our audit committee. The audit committee has authorized each of its members to approve services by our independent registered public accounting firm in the event there is a need for such approval prior to the next full audit committee meeting. Any interim approval given by an audit committee member must be reported to the audit committee no later than its next scheduled meeting. Before granting any approval, the audit committee (or a committee member if applicable) gives due consideration to whether approval of the proposed service will have a detrimental impact on the independence of our independent registered public accounting firm. The audit committee pre-approved all services provided by Schechter Dokken Kanter Andrews & Selcer Ltd. in our last fiscal year.

Recommendation

The audit committee unanimously recommends a vote FOR the ratification of the appointment of Schechter, Dokken, Kanter, Andrews & Selcer Ltd. as our independent registered public accounting firm for the fiscal year ending December 27, 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Personal Guaranties

Messrs. Wagenheim and Burdick have personally guaranteed the lease on our restaurant in St. Cloud, Minnesota, and the lease on our restaurant in Sioux Falls, South Dakota. In July 2001, Messrs. Wagenheim, Burdick and Pew personally guaranteed the $1.5 million loan we obtained to finance our restaurant in Fargo, North Dakota. In connection with the guaranties of the loan, we entered into an agreement concerning guaranty with Messrs. Wagenheim, Burdick and Pew which provides, among other things, that our company, Mr. Wagenheim and Mr. Burdick, jointly and severally, agree to indemnify and hold Mr. Pew harmless from any liabilities which he may claim by reason of his guaranty of our indebtedness, and that we will indemnify Mr. Wagenheim and Mr. Burdick from any liabilities they may incur by reason of their guaranties of our indebtedness. We have further agreed that we will not, without Mr. Pew’s consent, modify the terms and conditions of the loan, default in payment of obligations under the loan agreement or incur additional indebtedness other than indebtedness under the loan, ordinary trade debt or other indebtedness incurred in the ordinary course of business, not to exceed $100,000 at any time. The agreement also contains other customary covenants and covenants that we will use our best efforts to refinance the $1.5 million of indebtedness by January 1, 2006 and that we will use our best efforts to obtain a release of Mr. Pew from the guaranty by that date. If we have not released Mr. Pew from the obligation by January 1, 2006, we are obligated to pay him a monthly guaranty fee beginning in February 2006 in the amount of $1,000, until he is released from the obligation. At a meeting held in March 2004, our board of directors agreed to compensate Mr. Wagenheim for his personal guaranties of equipment loans entered into in August 2003 and January 2004. The amount of such compensation is calculated based on 3% of the weighted average daily balances of such loans at the end of each monthly accounting period. As of August 31, 2005, we had paid $36,600 and accrued $24,916 of such fees.

Development Agreement

In October 2002, we entered into a development agreement with Dunham Capital Management L.L.C. (“Dunham”) relating to the development of future restaurants. Dunham is controlled by Donald A. Dunham, Jr., who is an affiliate of Granite Partners, one of our shareholders. The development agreement gives Dunham the right to develop, construct and lease up to 22 restaurants for us prior to December 31, 2012. We are not bound to authorize the construction of restaurants during that time period, but generally cannot use another developer to develop or own a restaurant as long as the development agreement is in effect. We can use another developer if Dunham declines to build a particular restaurant, if the agreement is terminated because of a default by Dunham, or if our company is sold or merged into another company. In the case of a merger or sale of our company, the development agreement may be terminated at such time as Dunham has completed seven restaurants under the agreement. As of August 31, 2005, six restaurants have been constructed for us under this development agreement. The development agreement provides for a cooperative process between Dunham and our company for the selection of restaurant sites and the development of restaurants on those sites, scheduling for the development and construction of each restaurant once a location is approved, and controls on the costs of development and construction using bidding and guaranteed maximum cost concepts. The development agreement provides that restaurants are leased to us on the basis of a triple net lease. The rental rate of each lease is calculated using a variable formula which is based on approved and specified costs of development and construction and an indexed interest rate. The term of each lease is 20 years with five five-year options to renew.

Cedar Rapids/Davenport Limited Partnership

We executed leases with our developer for restaurant buildings in Davenport, Iowa and Cedar Rapids, Iowa in April 2003. In October 2003, Henkin-McGowan Investments, LLC, an entity in which Eugene E. McGowan, one of our directors, is the managing member and owns a 50% interest, purchased one unit in the Cedar Rapids/Davenport Limited Partnership for $100,000. In November 2003, our developer assigned our Cedar Rapids lease to this partnership. In February 2004, our developer assigned our Davenport lease to this partnership. The Audit Committee did not approve these assignments as it was unaware of the indirect interest of Mr. McGowan in the partnership at the time of the assignments.

2004 Private Placement

During the third quarter of 2004, Granite Partners, an entity over which Eugene E. McGowan exercises control as a managing member, purchased 425,538 shares and warrants for the purchase of 170,215 shares for total consideration of $1,383,000. In addition, Whitebox Intermarket Partners, L.P. purchased 461,538 shares and warrants for the purchase of 184,615 shares for total consideration of $1,500,000. Due to the foregoing purchases, Granite Partners and Whitebox Intermarket Partners each became beneficial owners of more than 5% of our common stock. Also in connection with the private placement, Bruce H. Senske, one of our directors, purchased 10,769 shares and warrants for the purchase of 4,308 shares for total consideration of $35,000 and Dermot F. Rowland, one of our directors, purchased 16,000 shares and warrants for the purchase of 6,400 shares for total consideration of $52,000.

Employment Agreement with Steven J. Wagenheim

We have an employment agreement with Steven J. Wagenheim, our President, Chief Executive Officer and one of our directors. You should review “Executive Compensation—Employment Contracts and Termination of Employment, and Change-in-Control Arrangements” for more information about such agreement.

Employment Agreement with Daniel H. Bauer

On August 17, 2005, we entered into an at-will employment agreement with Daniel H. Bauer that provides for Mr. Bauer to serve as our Chief Financial Officer, commencing September 13, 2005. Mr. Bauer, age 43, most recently served as Senior Vice President of Finance of Cajun Operating Company, a position he assumed in January 2005 following the acquisition by such entity of Church’s Chicken from AFC Enterprises. From September 2003 to January 2005, Mr. Bauer served as Divisional CFO of Church’s Chicken, a quick service restaurant chain with over 1,500 locations in 15 countries. From 1997 to September 2003, Mr. Bauer was employed at AFC Enterprises, then the parent company of Church’s Chicken, Cinnabon, Seattle Coffee Company, Chesapeake Bagel Bakery and Popeye’s Chicken and Biscuits, most recently serving as Vice President—Finance and Tax. From 1988 to 1996, Mr. Bauer was employed at Price Waterhouse, most recently serving as a senior manager. There are no familial relationships between Mr. Bauer and any other officer or director of our company. Each of our executive officers is appointed to serve until his or her successor is duly appointed or his or her earlier removal or resignation from office.

The employment agreement provides for a minimum base salary of $215,000 per year. Mr. Bauer will also be eligible to participate in any performance-based cash bonus or equity award plan for senior officers of our company based upon achievement of individual and/or company goals established with respect to each fiscal year by the board or compensation committee. The extent of Mr. Bauer’s participation in bonus plans is within the discretion of the board or compensation committee provided, however, that for fiscal years 2005 and 2006, Mr. Bauer will be eligible to receive an annual cash bonus of up to $75,000 based upon performance targets that are established by the compensation committee. Annual performance metrics that may be established by the committee may include, but not be limited to, objective performance criteria such as revenue, income from restaurant operations, general and administrative expenses, opening expenses, operating weeks and EBITDA, as well as achievement of individual performance goals. The annual cash bonus will be pro-rated for 2005. We have agreed to pay Mr. Bauer’s reasonable housing and commuting expenses for a period of the three months and Mr. Bauer’s moving expenses in the amount of $20,000.

The employment agreement provides that a severance payment equal to 12 months of base salary (and a pro-rata portion of any bonus earned as of the date of termination) will be made if Mr. Bauer’s employment is terminated in connection with a change of control, by our company without cause, or by the officer for good reason, including, but not limited to, a reduction of the officer’s compensation; a reduction of authority and responsibility; a relocation of place of employment; a breach of the employment arrangement by our company; or, following a change of control, Steven J. Wagenheim, our current chief executive officer, ceases to serve in such capacity. In addition to the foregoing severance payments, we have agreed to pay or reimburse Mr. Bauer for medical (COBRA) benefits for the period covered by the severance payments. In addition, Mr. Bauer has agreed to certain nondisclosure provisions during the term of his employment and any time thereafter, and certain noninterference and nonrecruitment provisions during the term of his employment and for a period of two years thereafter.

We also authorized the issuance of a non-qualified stock option for the purchase of 175,000 shares of common stock to Mr. Bauer pursuant to the terms of our 2002 Equity Incentive Plan. The option vests to the extent of 75,000 shares on the date of commencement of employment, 50,000 shares upon the first anniversary of the date of employment, and 50,000 shares upon the second anniversary of employment. The option is exercisable at $5.00 per share, which was the closing price of our common stock on Nasdaq on August 17, 2005. The option expires on August 17, 2015.

General

All future transactions between us and our officers, directors and principal shareholders and their affiliates will be approved by the audit committee of our board of directors.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Such officers, directors and shareholders are required by the SEC to furnish us with copies of all such reports. To our knowledge, based solely on a review of copies of reports filed with the SEC during the last fiscal year, all applicable Section 16(a) filing requirements were met.

SHAREHOLDER PROPOSALS FOR
2006 ANNUAL MEETING

If a shareholder wishes to present a proposal for consideration for inclusion in the proxy materials for the next annual meeting of shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive offices of Granite City Food & Brewery Ltd., 5831 Cedar Lake Road, St. Louis Park, Minnesota 55416, Attention: Monica A. Underwood, no later than May 11, 2006. All proposals must conform to the rules and regulations of the SEC. Under SEC rules, if a shareholder notifies us of his or her intent to present a proposal for consideration at the next annual meeting of shareholders after July 25, 2006, we, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary authority with respect to such proposal without including information regarding such proposal in our proxy materials.

Our bylaws provide that in order for a shareholder to nominate a candidate for election as a director at an annual meeting of shareholders, the shareholder must generally notify us in writing at our principal address not later than 90 days in advance of such meeting. A copy of our bylaws may be obtained from Monica A. Underwood, Interim Chief Financial Officer and Corporate Controller, by written request to our principal address. Please refer to “Corporate Governance and Nominating Committee Procedures” for the procedures for nominating directors.

ANNUAL REPORT ON FORM 10-KSB

A copy of our annual report on Form 10-KSB for the fiscal year ended December 28, 2004, as filed with the SEC, including the financial statements thereto, accompanies the notice of annual meeting, this proxy statement and the related proxy card. We will furnish to any person whose proxy is being solicited any exhibit described in the exhibit index accompanying the Form 10-KSB, upon the payment, in advance, of fees based on our reasonable expenses in furnishing such exhibit. Requests for copies of exhibits should be directed to Monica A. Underwood, Interim Chief Financial Officer and Corporate Controller, at our principal address.

Sincerely,
GRANITE CITY FOOD & BREWERY LTD.

Steven J. Wagenheim
President and Chief Executive Officer
St. Louis Park, Minnesota
September 8, 2005

GRANITE CITY FOOD & BREWERY LTD.

ANNUAL MEETING OF SHAREHOLDERS
October 11, 2005
3:00 p.m.

MINNEAPOLIS HILTON AND TOWERS
1001 Marquette Avenue
Minneapolis, Minnesota 55403

Granite City Food & Brewery Ltd.	proxy
5831 Cedar Lake Road
St. Louis Park, Minnesota 55416

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Granite City Food & Brewery Ltd., a Minnesota corporation, hereby acknowledges receipt of the notice of annual meeting of shareholders and proxy statement, each dated September 8, 2005, and hereby appoints Steven J. Wagenheim and Monica A. Underwood, or either of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of shareholders of Granite City Food & Brewery Ltd. to be held at the Minneapolis Hilton and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, on October 11, 2005, at 3:00 p.m. central time, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of Granite City Food & Brewery Ltd. which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

See reverse for voting instructions

Please detach here
ò  ò

1.	To elect seven directors for the ensuing year and until their successors shall
be elected and duly qualified.	FOR all nominees	WITHHOLD
listed at left (except	AUTHORITY
01 William E. Burdick	05 Bruce H. Senske	as marked to the	to vote for all nominees
02 Steven J. Wagenheim	06 Eugene E. McGowan	contrary below)	listed at left
03 Arthur E. Pew III	07 Dermot F. Rowland
04 James G. Gilbertson

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	To ratify the appointment of Schechter, Dokken, Kanter, Andrews &
Selcer Ltd. as our independent registered public accounting firm for the
fiscal year ending December 27, 2005.	☐ For	☐ Against	☐ Abstain

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE,  THIS PROXY WILL BE VOTED  FOR  PROPOSALS 1 AND 2.  ABSTENTIONS WILL BE COUNTED TOWARDS THE EXISTENCE OF A QUORUM.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY	Dated: __________________, 2005
PROMPTLY USING THE ENCLOSED ENVELOPE.

Address change? Mark Box ☐ Indicate changes below:

Signature(s) in Box

(If there are co-owners both must sign)
Please sign exactly as name appears on this proxy.  When shares are held by joint tenants, both should sign.  If signing as attorney, executor, administrator, trustee or guardian, please give full title as such and, if not previously furnished, a certificate or other evidence of appointment should be furnished.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by an authorized person.